-------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 8, 2006


                          DESERT HEALTH PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)

                                     Arizona
         (State or other jurisdiction of incorporation or organization)

                                   86-0699108
                      (IRS Employer Identification Number)

                              8221 East Evans Road
                            Scottsdale Arizona 85260
                    (Address of principal executive offices)

                            Johnny Shannon, President
                          Desert Health Products, Inc.
                              8221 East Evans Road
                            Scottsdale Arizona 85260
                     (Name and address of agent for service)

                                 (480) 951-1941
          (Telephone number, including area code of agent for service)


-------------------------------------------------------------------------------


ITEM 5.  CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         Mr. Lawrence Olson and Mr. William T. Walker, Jr., submitted resignations as directors of Desert Health Products, Inc., effective February 8, 2006.

         Mr. Olson and Mr. Walker accepted re-appointment to Desert Health Products, Inc. board of directors effective February 13, 2006.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DESERT HEALTH PRODUCTS, INC.



                                          By:/s/Johnny Shannon
                                             ---------------------------------
                                             Johnny Shannon, President

Date:  March 7, 2006